UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 19, 2008

Date of Report (Date of earliest event reported):

CHINA PRECISION STEEL, INC.

(Exact name of registrant as specified in charter)

Delaware	000-23039	14-1623047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Teda Building, 87 Wing Lok Street Sheung Wan Hong Kong, The People’s Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code:  +852-2543-8223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On February 19, 2008, the Company held a live conference call to discuss its financial results for the second quarter of fiscal 2008, ended December 31, 2007, the script of which is included as Exhibit 99.1 and incorporated herein by reference.  In addition to dial-in participation, the call was broadcast live over the Internet.  The webcast replay will be available for 90 days at www.chinaprecisionsteelinc.com.  Audio replay of the call is available for seven days starting Tuesday, February 19, 2008 at 11:00 a.m., Eastern Time.  The audio replay may be accessed at 1-888-286-8010 (U.S.) or 1-617-801-6888 (International).  The required passcode is 79534645.

Item 9.01.              Financial Statement and Exhibits

(d) Exhibits

99.1	Script, dated February 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2008	CHINA PRECISION STEEL, INC.

By: /s/ Leada Tak Tai Li
Leada Tak Tai Li, Chief Financial Officer

EXHIBIT INDEX

Exhibits
99.1	Script, dated February 19, 2008.